Fees Summary	Dec. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 1,736,974.85
Interest Amount	0.00
Total Offset Amount	0.00
Net Fee	$ 1,736,974.85
Total Fee and Interest Amount	1,736,974.85